POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ JOHN M. DEVINE
John M. Devine

June 5, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ PAUL W. SCHMIDT
Paul W. Schmidt

June 4, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ PETER R. BIBLE
Peter R. Bible

June 4, 2003
Date

EXHIBIT 24(a)

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/s/ JOHN H. BRYAN
John H. Bryan

June 3, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ ARMANDO M. CODINA
Armando M. Codina

June 3, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ GEORGE M. C. FISHER
George M. C. Fisher

June 3, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ KAREN KATEN
Karen Katen

June 3, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ ALAN G. LAFLEY
Alan G. Lafley

June 3, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ PHILIP A. LASKAWY
Philip A. Laskawy

June 3, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/s/ E. STANLEY O’NEAL
E. Stanley O’Neal

June 3, 2003
Date

POWER OF ATTORNEY

The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Registration Statement(s) on	Covering

Form S-3	Registration of up to $10,000,000,000 of debt securities, GM $1 2/3 par value common stock, preferred stock, convertible securities and other securities issued by General Motors Nova Scotia Finance Company and/or General Motors Corporation.

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Commission, this power of attorney has been executed by the undersigned.

/S/ ECKHARD PFEIFFER
Eckhard Pfeiffer

June 3, 2003
Date

The Registrant hereby certifies that the following resolution was adopted by a duly authorized committee of the board of directors of the Registrant:

RESOLVED that the signature of any director or officer required by law to affix his or her signature to the September Shelf Registration Statement (including amendments thereto) may be affixed by said director or officer personally or by authorizing any attorney-in-fact duly constituted in writing by said director or officer to sign his or her name thereto.